UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2024

KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
 (Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY  11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Kimco Realty Corporation

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 7.250% Class N Cumulative Convertible, Preferred Stock, $1.00 par value per share.	KIMprN	New York Stock Exchange

Kimco Realty OP, LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
Kimco Realty Corporation Yes ☐ No ☒	Kimco Realty OP, LLC Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐	Kimco Realty OP, LLC ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on January 2, 2024 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 28, 2023 (as amended or supplemented from time to time, the “Merger Agreement”), by and among Kimco Realty Corporation, a Maryland corporation (“Kimco”), Kimco Realty OP, LLC, a Delaware limited liability company and wholly owned subsidiary of Kimco (“Kimco OP”), Tarpon Acquisition Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Kimco (“Merger Sub”), Tarpon OP Acquisition Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Kimco OP (“OP Merger Sub” and, together with Kimco, Kimco OP and Merger Sub, the “Kimco Parties”), RPT Realty, a Maryland real estate investment trust (“RPT”) and RPT Realty, L.P., a Delaware limited partnership (“RPT OP” and, together with RPT, the “RPT Parties”).

Pursuant to the Merger Agreement, on January 2, 2024, (i) immediately prior to the Company Merger, OP Merger Sub merged with and into RPT OP, with RPT OP continuing as the surviving entity and as a subsidiary of Kimco OP (the “Partnership Merger”), (ii) RPT merged with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Company Merger” and, together with the Partnership Merger, the “Mergers”) and (iii) immediately following the Company Merger, Kimco contributed to Kimco OP all of the membership interests of Merger Sub (the “Contribution”).

Common Stock and Preferred Stock Issuances

Pursuant to the terms of the Merger Agreement, on January 2, 2024, at the effective time of the Company Merger (the “Company Merger Effective Time”), (i) each common share of beneficial interest, par value $0.01 per share, of RPT (other than certain shares as set forth in the Merger Agreement) issued and outstanding immediately prior to the Company Merger Effective Time was cancelled and automatically converted into the right to receive 0.6049 shares of common stock, par value $0.01 per share, of Kimco (“Kimco Common Stock”), without interest, together with cash in lieu of fractional shares of Kimco Common Stock and (ii) each share of 7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest, par value $0.01 per share, of RPT (other than certain shares as set forth in the Merger Agreement) issued and outstanding immediately prior to the Company Merger Effective Time was cancelled and automatically converted into the right to receive one depositary share representing one-thousandth of a share of Kimco Class N Preferred Stock (as defined below), in each case, without interest, and subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.  In the Company Merger, Kimco issued approximately 53.0 million shares of Kimco Common Stock and approximately 1,849 shares of Kimco Class N Preferred Stock represented by approximately 1,848,539 depositary shares.

Unit Issuances

Pursuant to the terms of the Merger Agreement, on January 2, 2024, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (i) the general partner interests in RPT OP and each limited partnership interest of RPT OP (“RPT OP Units”), in each case, that were held by RPT as of immediately prior to the Partnership Merger Effective Time remained outstanding at and following the Partnership Merger Effective Time, (ii) each Series D Preferred Unit, as defined in the RPT OP partnership agreement, held by RPT as of immediately prior to the Partnership Merger Effective Time was cancelled and ceased to exist, and no consideration was delivered in exchange therefor and (iii) each RPT OP Unit (other than any RPT OP Units held by RPT) that was issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into 0.6049 new validly issued common limited liability company interests in Kimco OP (“Kimco OP Common Units”) and each holder of such new Kimco OP Common Units was admitted as a limited liability company member of Kimco OP in accordance with the terms of Kimco OP’s Amended and Restated Limited Liability Company Agreement (as defined below).

In connection with the Contribution and the Company Merger, Kimco OP issued to Kimco approximately 53.0 million Kimco OP Common Units and approximately 1,849 Kimco OP Class N Preferred Units (as defined below). In connection with the Partnership Merger, Kimco OP issued approximately 953,400 Kimco OP Common Units to its new limited liability company members.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, dated as of August 28, 2023, by and among the Kimco Parties and the RPT Parties, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Limited Liability Company Agreement

On January 2, 2024, Kimco, as managing member of Kimco OP, entered into an amended and restated limited liability company agreement of Kimco OP (the “Amended and Restated Limited Liability Company Agreement”), providing for, among other things, the creation of Class N Preferred Units of Kimco OP, having the preferences, rights and limitations set forth therein (the “Kimco OP Class N Preferred Units”), and certain modifications to the provisions regarding LTIP Units (as defined in the Amended and Restated Limited Liability Company Agreement), including provisions governing distribution and tax allocation requirements and the procedures for converting LTIP Units.

The foregoing description of the Amended and Restated Limited Liability Company Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Limited Liability Company Agreement, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Syndicated Term Loan

On January 2, 2024, Kimco OP and the lenders under RPT OP’s then-existing unsecured credit agreement agreed to terminate the revolving commitments under RPT OP’s existing unsecured credit agreement and that Kimco OP would assume RPT OP’s obligations under its then-existing unsecured term loans and amend and restate the terms of those unsecured term loans in the form of the Seventh Amended and Restated Credit Agreement (the “Syndicated Term Loan Agreement”), dated January 2, 2024, by and between Kimco OP, JPMorgan Chase Bank, N.A. and the other parties thereto. Under the Syndicated Term Loan Agreement, Kimco OP is the borrower of $50 million in  tranche A-1 term loans maturing in November 2026, $100 million of tranche A-2 term loans maturing in February 2027, $50 million of tranche A-3 term loans maturing in August 2027 and $110 million of tranche A-4 term loans maturing in February 2028. Kimco has guaranteed Kimco OP’s obligations under the Syndicated Term Loan Agreement, and RPT and RPT OP have been released from their obligations under their then-existing credit agreement in connection with the transactions described in this paragraph.

Interest on the term loans borrowed under the Syndicated Term Loan Agreement accrues at a spread (currently 0.905%) to the Adjusted Term SOFR Rate (as defined in the Syndicated Term Loan Agreement) or, at Kimco OP’s option, a spread (currently 0.000%) to a base rate defined in the Syndicated Term Loan Agreement, that in each case fluctuates in accordance with changes in Kimco’s senior debt ratings. The Syndicated Term Loan Agreement incorporates sustainability-linked adjustments to the interest rate. The applicable margin is subject to upward or downward adjustments on an annual basis if Kimco achieves, or fails to achieve, certain specified targets based on Scope 1 and Scope 2 emission standards as set forth in the Syndicated Term Loan Agreement.

Pursuant to the terms of the Syndicated Term Loan Agreement, Kimco is subject to covenants requiring, among other things, the maintenance of (i) maximum indebtedness ratios and (ii) minimum interest and fixed charge coverage ratios.  The covenants in the Syndicated Term Loan Agreement are substantially the same as those in Kimco OP’s $2.0 billion revolving credit facility.

The foregoing description of the Syndicated Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Syndicated Term Loan Agreement, which is filed as Exhibit 10.1 hereto, and the Parent Guarantee, which is filed as Exhibit 10.2, each of which is incorporated herein by reference.

TD Bank Term Loan

On January 2, 2024, Kimco OP entered into a new unsecured term loan credit facility pursuant to a credit agreement (the “TD Credit Agreement”), among Kimco OP, TD Bank, N.A., as administrative agent and the other parties thereto. In accordance with the terms of the TD Credit Agreement, Kimco OP borrowed an aggregate principal amount of $200,000,000 on January 2, 2024. Kimco has guaranteed Kimco OP’s obligations under the TD Credit Agreement.

Interest on the term loans borrowed under the TD Credit Agreement accrues at a spread (currently 0.850%) to the Adjusted Term SOFR Rate (as defined in the TD Credit Agreement) or, at Kimco OP’s option, a spread (currently 0.000%) to a base rate defined in the TD Credit Agreement, that in each case fluctuates in accordance with changes in Kimco’s senior debt ratings.

Pursuant to the terms of the TD Credit Agreement, Kimco  is subject to covenants requiring, among other things, the maintenance of (i) maximum indebtedness ratios and (ii) minimum interest and fixed charge coverage ratios.  The covenants in the TD Credit Agreement are substantially the same as those in Kimco OP’s $2.0 billion revolving credit facility.

The foregoing description of the TD Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the TD Credit Agreement, which is filed as Exhibit 10.3 hereto, and the Parent Guarantee, which is filed as Exhibit 10.4 hereto, each of which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note under the subheading “Unit Issuances” is incorporated herein by reference to this Item 3.02.  Such issuances were made in private placements in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.

Item 3.03. Material Modification to the Rights of Security Holders.

The information set forth in (i) Item 5.03 and (ii) the Articles Supplementary (as defined below) and the Deposit Agreement (as defined below), which were filed as Exhibits 3.2 and 4.2, respectively, to Kimco’s registration statement on Form 8-A filed on December 29, 2023, are incorporated herein by reference to this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Mergers and in accordance with the Merger Agreement, Kimco filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of the State of Maryland, which Articles Supplementary became effective on January 2, 2024, designating the preferences, rights and limitations of the 7.25% Class N Cumulative Convertible Perpetual Preferred Stock, par value $1.00 per share, of Kimco (the “Kimco Class N Preferred Stock”).  The Kimco Class N Preferred Stock and related depositary shares have been previously described in the section of Kimco’s Registration Statement on Form S-4 (File No. 333-274926), filed on October 10, 2023, as amended on October 27, 2023 and November 7, 2023 and declared effective on November 9, 2023, entitled “Description of New Kimco Preferred Stock,” which description is incorporated herein by reference.  A copy of the Articles Supplementary and the deposit agreement in respect of the related depositary shares (the “Deposit Agreement”), filed as Exhibits 3.2 and 4.2, respectively, to Kimco’s registration statement on Form 8-A filed on December 29, 2023, are incorporated herein by reference to this Item 5.03.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 5.03.

Item 7.01. Regulation FD Disclosure.

On January 2, 2024, Kimco issued a press release announcing the completion of the Mergers.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 28, 2023, by and among Kimco Realty Corporation, Kimco Realty OP, LLC, Tarpon Acquisition Sub, LLC, Tarpon OP Acquisition Sub, LLC, RPT Realty, and RPT Realty, L.P.(incorporated by reference to Exhibit 2.1 to Kimco Realty Corporation’s and Kimco Realty OP, LLC’s Form 8-K filed on August 28, 2023)*

3.1	Amended and Restated Limited Liability Company Agreement of Kimco Realty OP, LLC, dated as of January 2, 2024

3.2
Articles Supplementary of Kimco Realty Corporation with respect to Kimco Class N Preferred Stock (incorporated by reference to Exhibit 3.2 to Kimco Realty Corporation’s Registration Statement on Form 8-A filed on December 29, 2023)

4.1
Form of Deposit Agreement, dated as of January 2, 2024, between Kimco Realty Corporation and Equiniti Trust Company, LLC, and the holders from time to time of the Depositary Receipts described therein, dated as of January 2, 2024 (incorporated by reference to Exhibit 4.2 to Kimco Realty Corporation’s Registration Statement on Form 8-A, filed on December 29, 2023)

10.1
Seventh Amended and Restated Credit Agreement, dated as of January 2, 2024 among Kimco Realty OP, LLC (as successor by assumption to RPT Realty, L.P.), the several banks, financial institutions and other entities from time to time parties thereto, BMO Bank, N.A., as syndication agent, Truist Bank and Regions Bank, as documentation agents, J.P. Morgan Securities LLC, as sustainability structuring agent, and JPMorgan Chase Bank, N.A., as administrative agent

10.2	Parent Guarantee, dated as of January 2, 2024, made by Kimco Realty Corporation in favor of JPMorgan Chase Bank, N.A., as administrative agent

10.3
Term Loan Agreement, dated as of January 2, 2024 among Kimco Realty O.P., LLC, the several banks, financial institutions and other entities from time to time parties thereto, and TD BANK, N.A., as administrative agent

10.4	Parent Guarantee, dated as of January 2, 2024, made by Kimco Realty Corporation in favor of TD Bank, N.A., as administrative agent

99.1	Press Release, dated January 2, 2024

104	Cover Page Interactive Data File (embedded within the iXBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Kimco agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: January 2, 2024	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

KIMCO REALTY OP, LLC
By: KIMCO REALTY CORPORATION, its Managing Member

Date: January 2, 2024	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer